[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit 10.4 CLIFFORD CHANCE US LLP US-DOCS\145748532.1 EXECUTION VERSION DATED AS OF OCTOBER 13, 2023 VERTICAL HORIZONS, LTD., AS BORROWER EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO AS LENDERS CITIBANK, N.A., AS FACILITY AGENT CITIBANK, N.A. AS ARRANGER BANK OF UTAH, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SECURITY TRUSTEE _________________________________________________ AMENDMENT NO. 1 TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF AUGUST 11, 2023 IN RESPECT OF THE PDP FINANCING OF THIRTY-THREE (33) AIRBUS A320NEO AIRCRAFT AND SEVENTY-SIX (76) AIRBUS A321NEO AIRCRAFT ________________________________________________ US-DOCS\145748532.1 TABLE CONTENTS Clause Page 1. Certain Definitions .........................................................................................................1 2. Amendments ..................................................................................................................1 3. Conditions Precedent .....................................................................................................2 4. Reference to and Effect on the Credit Agreement .........................................................2 5. Miscellaneous .................................................................................................................2 Schedule III ..............................................................................................................................14 Advances - 1 - US-DOCS\145748532.1 THIS AMENDMENT NO. 1 TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 13, 2023 (this “Amendment”) is among (1) VERTICAL HORIZONS, LTD., an exempted company incorporated with limited liability pursuant to the laws of the Cayman Islands (the “Borrower”); (2) EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO; (3) CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders; (4) CITIBANK, N.A., in its capacity as the Arranger (the “Arranger”); and (5) BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders. WHEREAS, certain parties hereto entered into the ninth amended and restated credit agreement dated as of August 11, 2023 (as amended, supplemented and otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft; WHEREAS, the parties hereto now wish to amend the Credit Agreement as more particularly set forth herein; and NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows: 1. CERTAIN DEFINITIONS 1.1 Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement. 1.2 Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof. 2. AMENDMENTS As of the date on which all of the conditions precedent listed in Clause 3 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the “Effective Date”) the Credit Agreement shall be amended as follows: 2.1 Clause 10.22 of the Credit is hereby amended by replacing all references to “September 30, 2023” with “June 30, 2024”. 2.2 Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Schedule III attached hereto. - 2 - US-DOCS\145748532.1 3. CONDITIONS PRECEDENT It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent: 3.1 this Amendment shall have been duly authorized, executed and delivered by the parties hereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel; 3.2 no Default or Event of Default shall have occurred and be continuing; 3.3 each Guarantee shall be in full force and effect after giving effect to this Amendment; and 3.4 the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement. 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT The Credit Agreement, as specifically amended by this Amendment, shall continue to be in full force and effect. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein. 5. MISCELLANEOUS 5.1 This Amendment shall in all respects be governed by, and construed in accordance with, the law of the State of New York. 5.2 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) shall have the same validity and effect as a signature affixed by the party’s hand. 5.3 The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Amendment by reference as if such provisions were set forth herein.

- 3 - US-DOCS\145748532.1 5.4 This Amendment shall be deemed an “Operative Document” as such term is defined in Annex A to the Credit Agreement. [signature pages follow] Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. BORROWER VERTICAL HORIZONS, LTD., Borrower By: /s/ Rachel Fisher Name: Rachel Fisher Title: Director Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) SECURITY TRUSTEE BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: /s/ Jon Croasmun Name: Jon Croasmun Title: Senior Vice President Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 FACILITY AGENT CITIBANK, N.A., as Facility Agent By: /s/ Justin Green Name: Justin Green Title: Vice President

Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 LENDERS CITIBANK, N.A., as Lender and Arranger By: /s/ Justin Green Name: Justin Green Title: Vice President Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 MORGAN STANLEY SENIOR FUNDING INC., as a Lender By: /s/ Jack Kuhns Name: Jack Kuhns Title: Vice President Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 BARCLAYS BANK PLC, as a Lender By: /s/ Charlene Saldanha Name: Charlene Saldanha Title: Vice President Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Philip Tancorra Name: Philip Tancorra Title: Director [***] By: /s/ Lauren Danbury Name: Lauren Danbury Title: Vice President

Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 CREDIT AGRICOLE CIB, as a Lender By: /s/ Brian Bolotin Name: Brian Bolotin Title: Managing Director By: /s/ Cecilia Park Name: Cecilia Park Title: Managing Director Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 NATIXIS, NEW YORK BRANCH, as a Lender By: /s/ Anthony Perna Name: Anthony Perna Title: Director By: /s/ Akhilesh Kumar Name: Akhilesh Kumar Title: Director Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) US-DOCS\145748532.1 Each Guarantor hereby acknowledges and agrees that notwithstanding the amendments contemplated by this Amendment, each Guarantee shall remain in full force and effect and shall be a guarantee of the Borrower’s obligations as amended by this Amendment. Acknowledged and agreed: GUARANTORS FRONTIER AIRLINES HOLDINGS, INC., as a Guarantor By: /s/ Howard Diamond Name: Howard Diamond Title: SVP, General Counsel & Secretary FRONTIER AIRLINES, INC., as a Guarantor By: /s/ Howard Diamond Name: Howard Diamond Title: SVP, General Counsel & Secretary FRONTIER GROUP HOLDINGS, INC., as a Guarantor By: /s/ Howard Diamond Name: Howard Diamond Title: SVP, General Counsel & Secretary Amendment No. 1 to Ninth Amended and Restated Credit Agreement (Citi/Frontier PDP) SCHEDULE III ADVANCES